UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549
_______________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 13, 2021 (May 6, 2021)

Tredegar Corporation

(Exact Name of Registrant as Specified in its Charter)

Virginia	001-10258	54-1497771
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Boulders Parkway Richmond, Virginia	23225
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code:  (804) 330-1000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, no par value	TG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On May 6, 2021, Tredegar Corporation (“Tredegar”) held its Annual Meeting of Shareholders (the “Meeting”).  As of March 12, 2021, the record date for the Meeting, there were a total of 33,537,892 shares of Tredegar’s common stock outstanding and entitled to vote at the Meeting.  At the Meeting, 30,772,415 shares of Tredegar’s common stock, constituting approximately 91.75% of the outstanding shares on the record date for the Meeting, were represented in person or by proxy; therefore, a quorum was present.  The results of the Meeting were as follows:

Proposal 1 – Election of Directors

Directors	Votes For	Votes Against	Abstentions	Broker Non-Votes

George C. Freeman, III	24,425,598	4,824,775	117,169	1,404,873
John D. Gottwald	28,174,094	1,189,557	3,891	1,404,873
William M. Gottwald	28,129,003	1,125,675	112,864	1,404,873
Kenneth R. Newsome	28,591,148	655,807	120,587	1,404,873
Gregory A. Pratt	22,171,239	7,083,106	113,197	1,404,873
Thomas G. Snead, Jr.	22,591,384	6,661,819	114,339	1,404,873
John M. Steitz	28,684,171	562,387	120,984	1,404,873
Carl E. Tack, III	22,341,919	6,911,533	114,090	1,404,873
Anne G. Waleski	22,719,156	6,531,950	116,436	1,404,873

All directors were duly elected.

Proposal 2 – Advisory Vote Approving Compensation of Named Executive Officers

Votes For	Votes Against	Abstentions	Broker Non-Votes
22,413,772	6,836,933	116,837	1,404,873

The proposal was approved on a non-binding advisory basis.

Proposal 3 – Advisory Vote Approving Frequency of Shareholder Advisory Votes on Executive Compensation of Named Executive Officers

One Year	Two Years	Three Years	Abstentions	Broker Non-Votes
26,769,319	125,882	2,452,566	19,775	1,404,873

Shareholders voted on a non-binding advisory basis that the frequency of future shareholder advisory votes on the compensation of Tredegar’s named executive officers would occur every year.

Proposal 4 – Approval of the Tredegar Corporation Amended and Restated 2018 Equity Incentive Plan

Votes For	Votes Against	Abstentions	Broker Non-Votes
19,119,707	10,157,423	90,412	1,404,873

The proposal was approved.

Proposal 5 – The Ratification of the Appointment of KPMG LLP as Tredegar’s Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2021

Votes For	Votes Against	Abstentions	Broker Non-Votes
30,696,909	65,902	9,604	-0-

The appointment of KPMG LLP was ratified.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TREDEGAR CORPORATION

Date: May 13, 2021	By:	/s/ Kevin C. Donnelly
Kevin C. Donnelly
Vice President, General Counsel and
Corporate Secretary